SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2003

KEYSTONE PROPERTY TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12514	84-1246585

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Four Falls, Suite 208
West Conshohocken, PA 19428
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (484) 530-1800

     The purpose of this filing is to report the acquisition of a portfolio of 13 properties totaling approximately 1.7 million square feet in Miami, Florida (the “Easton Portfolio”) and to file the required Item 7 pro forma information related to this transaction.

ITEM 2. ACQUISITION OF ASSETS

EASTON PORTFOLIO ACQUISITION

     On November 10, 2003, Keystone Property Trust (the “Company”), through Keystone Operating Partnership, L.P. (the “Operating Partnership”) acquired a portfolio of properties consisting of thirteen industrial buildings located in Miami, Florida totaling approximately 1.7 million square feet (the “Easton Portfolio”). Total consideration for this acquisition was approximately $115.2 million, including closing costs, which included $67.6 million of debt which was assumed as part of the acquisition. The remaining consideration was funded using a portion of the net proceeds from a November 2003 common share offering, in which 4,000,000 common shares were sold at a price of $19.38 per share, after underwriters discount (the “November Offering”). The sellers of the Easton Portfolio, International Place Associates II, Ltd., International Place Associates III, Ltd. and International Place Associates IV, Ltd., (the “Sellers”) were unaffiliated entities at the time of the execution of the purchase and sale agreement. The Company will place the Easton Portfolio properties in service as operating properties.

     The buildings acquired by the Company are as follows:

		Leaseable Square	Occupancy
Property Address	Location	Feet	June 30, 2003	Major Tenants

1600 N.W. 102 Avenue	Miami, FL	30,465	100%	Great Spring Waters of America
9905 N.W. 17th Street	Miami, FL	116,200	75%	BAX Global Inc.
1665 N.W. 102nd Avenue	Miami, FL	115,700	72%	Associated Farms
10000 N.W. 17th Street	Miami, FL	73,600	100%	Federal Express Corporation
9950 N.W. 17th Street	Miami, FL	148,750	100%	Eagle Global Logistics
10200 N.W. 21st Street	Miami, FL	189,090	100%	Yusen Air and Sea Service
10205 N.W. 19th Street	Miami, FL	262,992	94%	Expeditors International
10000 N.W. 21st Street	Miami, FL	107,659	100%	Federal Express Corporation
10300 N.W. 19th Street	Miami, FL	247,800	100%	Air Express/Lucent Tech
10605 N.W. 21st Street	Miami, FL	100,800	100%	Almar International/Schenker
9825 N.W. 17th Street	Miami, FL	44,981	100%	Arrowmail
1530 N.W. 98th Court	Miami, FL	147,581	100%	Union Transport Corporation
9835 N.W. 14th Street	Miami, FL	147,581	100%	Software Brokers of America

Total		1,733,199

     The Company based its determination of the purchase price of the Easton Portfolio on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract tenants. The price was determined through arm’s length negotiations between the Company and the Sellers. The Company has included audited financial statements for the Easton Portfolio prepared pursuant to Rule 3-14 of the Regulation S-X of the Securities and Exchange Commission. Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2002 are required. The Company is not aware of any material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company has determined that the acquisition of the Easton Portfolio is significant under the rules and regulations of the Securities and Exchange Commission.

2

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed consolidated financial information which sets forth the Company’s acquisition of the Easton Portfolio as of and for the six-month period ended June 30, 2003 and for the year ended December 31, 2002 are included on pages F-2 to F-9.

(b)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The combined statements of revenue and certain expenses of the Easton Portfolio for the year ended December 31, 2002 (audited) and the unaudited statements of revenue and certain operating expenses of the Easton Portfolio for the six-month period ended June 30, 2003 are included on pages F-10 to F-14.

(c)	EXHIBITS

10.1 Purchase and Sale Agreement

10.2 First Amendment to Purchase and Sale Agreement

23.1 Consent of KPMG LLP

99.1 Press Release dated November 12, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST
Date: November 13, 2003	By:	/s/ Jeffrey E. Kelter

Jeffrey E. Kelter
President and Chief Executive Officer
Date: November 13, 2003	By:	/s/ Timothy E. McKenna

Timothy E. McKenna
Senior Vice President and Chief Financial Officer
Date: November 13, 2003	By:	/s/ J. Peter Lloyd

J. Peter Lloyd
Vice President and Chief Accounting Officer

4

KEYSTONE PROPERTY TRUST
INDEX

I.	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003	F-3
	Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2003	F-4
	Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002	F-5
	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information	F-6
II.	FINANCIAL STATEMENTS OF EASTON PORTFOLIO
	Independent Auditors’ Report	F-10
	Combined Statements of Revenue and Certain Expenses for the six-month period ended June 30, 2003 (unaudited) and year ended December 31, 2002	F-11
	Notes to Combined Statements of Revenue and Certain Expenses	F-12

KEYSTONE PROPERTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following sets forth the unaudited pro forma condensed consolidated balance sheet as of June 30, 2003 and the unaudited pro forma condensed consolidated statements of operations for Keystone Property Trust (the “Company”) for the six months ended June 30, 2003 and the year ended December 31, 2002 as if the acquisition of the Easton Portfolio had occurred at the beginning of each period presented.

     The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company filed pursuant to the rules and regulations of the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred had the following events occurred on June 30, 2003 or the first day of each period presented, nor do they purport to project the Company’s financial position or results of operations for any future period. The unaudited pro forma condensed consolidated financial information is presented as if the following event occurred on June 30, 2003 for balance sheet purposes and as of the beginning of each period presented for the pro forma condensed consolidated statements of operations.

     On November 10, 2003, the Company acquired a portfolio consisting of thirteen industrial buildings located in Miami, Florida totaling approximately 1.7 million square feet (“Easton Portfolio”). Total consideration for this acquisition was approximately $115.2 million, including closing costs, which included $67.6 million of debt which was assumed as part of the acquisition. The remaining consideration was funded using the net proceeds from a November 2003 common stock offering in which 4,000,000 common shares were sold at a price of $19.38 per share, after underwriters discount (the “November Offering”).

     The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors, which could impact the Company and the forward-looking statements contained herein, are detailed in the Company’s filings with the Securities and Exchange Commission.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET—
AS OF JUNE 30, 2003
(Unaudited — in thousands)

			The Company
	The Company	Easton Portfolio (2A)	Pro Forma

Assets
Investment in real estate, net	$713,199	$122,996	$836,195
Equity method investments	71,502	—	71,502
Cash and cash equivalents	2,228	—	2,228
Restricted cash	904	—	904
Notes and accounts receivable	10,872	—	10,872
Other assets, net	28,622	2,928	31,550

Total assets	$827,327	$125,924	$953,251

Liabilities and Shareholders’ Equity
Liabilities:
Mortgage notes and other debt	$413,778	$46,394	$460,172
Accrued and other liabilities	26,914	2,210	29,124
Minority interest	44,446	—	44,446
Convertible preferred units	52,892	—	52,892
Shareholders’ equity:
Preferred stock	4	—	4
Common stock	22	4	26
Additional paid-in capital	354,337	77,316	431,653
Loans to employees to purchase common shares and deferred compensation	(9,534)	—	(9,534)
Cumulative net income	32,756	—	32,756
Cumulative dividends	(88,288)	—	(88,288)

Total shareholders’ equity	289,297	77,320	366,617

Total liabilities and shareholders’ equity	$827,327	$125,924	$953,251

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003
(Unaudited, in thousands, except share and per share data)

	The Company	Easton	Pro Forma		The Company
	Historical	Portfolio (3A)	Adjustments (3)		Pro Forma (3)

REVENUE:
Rents	$35,044	$5,481	$517	(B)	$41,042
Reimbursement revenue and other income	6,892	608	—		7,500

Total revenue	41,936	6,089	517		48,542

OPERATING EXPENSES:
Property operating expenses	6,826	1,733	118	(A)	8,677
General and administrative	5,279	—	—		5,279
Depreciation and amortization	10,131	—	1,787	(A)	11,918

Total operating expenses	22,236	1,733	1,905		25,874

Income before interest expense, equity in income from equity method investments and gains on sales of assets	19,700				22,668
Interest expense	9,300	—	1,856	(A)	11,156
Equity in income from equity method investments	2,863				2,863
Gains on sales of assets	3,221				3,221

Income before distributions to preferred unitholders, minority interest of unitholders in operating partnership and income allocated to preferred shareholders	16,484				17,596
Distributions to preferred unitholders	(2,536)				(2,536)

Income before minority interest of unitholders in operating partnership and income allocated to preferred shareholders	13,948				15,060
Minority interest of unit holders in operating partnership	(2,219)	—	(15	)(C)	(2,234)

Income from continuing operations	$11,729				$12,826

Income allocated to preferred shareholders	(3,040)				(3,040)

Income allocated to common shareholders	$8,689				$9,786

Income from continuing operations per common share basic	$0.40				$0.41

Income from continuing operations per common share diluted	$0.40				$0.40

Weighted average common shares outstanding basic	21,584,368				24,011,559	(D)

Weighted average common shares outstanding diluted	27,325,602				29,752,793	(D)

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2002
(Unaudited, in thousands, except share and per share data)

	The Company		Easton	Pro Forma		The Company
	Historical (4)		Portfolio (4A)	Adjustments (4)		Pro Forma (4)

REVENUE:
Rents	$83,067		$9,940	$911	(B)	$93,918
Reimbursement revenue and other income	13,434		1,322	—		14,756

Total revenue	96,501		11,262	911		108,674

OPERATING EXPENSES:
Property operating expenses	17,728		3,186	223	(A)	21,137
General and administrative	10,024		—	—		10,024
Depreciation and amortization	19,978		—	3,574	(A)	23,552

Total operating expenses	47,730		3,186	3,797		54,713

Income before interest expense, equity in income from equity method investments and losses on sales of assets	48,771					53,961
Interest expense	25,115	(E)	—	3,711	(A)	28,826
Equity in income from equity method investments	899					899
Losses on sales of assets	(31,322)					(31,322)

Loss before distributions to preferred unitholders, minority interest of unitholders in operating partnership and loss allocated to preferred shareholders	(6,767)					(5,288)
Distributions to preferred unitholders	(5,585)					(5,585)

Loss before minority interest of unit holders in operating partnership and loss allocated to preferred shareholders	(12,352)					(10,873)
Minority interest of unitholders in operating partnership	3,492		—	(344	)(C)	3,148

Loss from continuing operations	$(8,860)					$(7,725)

Income from discontinued operations	900					900

Net loss	$(7,960)					$(6,825)
Loss allocated to preferred shareholders	(3,449	)(D)				(3,449)

Loss allocated to common shareholders	$(11,409)					$(10,274)

Loss from continuing operations per common share basic	$(0.59)					$(0.47)

Loss from continuing operations per common share diluted	$(0.59)					$(0.47)

Weighted average common shares outstanding basic	19,467,656					21,894,847	(F)

Weighted average common shares outstanding diluted	19,467,656					27,974,794	(F)

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

     Keystone Property Trust (together with its subsidiaries, the “Company”) is a fully integrated, self-administered, self-managed real estate investment trust (“REIT”) engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. As of June 30, 2003, the Company owned interests in a portfolio of 119 properties (the “Properties”) comprised of 117 industrial properties, one office property and an investment in a direct financing lease, which aggregated approximately 26.9 million square feet with 25 of the Properties owned through unconsolidated joint ventures.

     On November 10, 2003, the Company, through Keystone Operating Partnership, L.P. (the “Operating Partnership”), acquired a portfolio of properties consisting of thirteen industrial buildings located in Miami, Florida totaling approximately 1.7 million square feet (“Easton Portfolio”). Total consideration for this acquisition was approximately $115.2 million, including closing costs, which included $67.6 million of debt which was assumed as part of the acquisition. The remaining consideration was funded using the net proceeds from a November 2003 common stock offering in which 4,000,000 common shares were sold at a price of $19.38 per share, after underwriters discount (the “November Offering”) of approximately $47.6 million and approximately $67.6 million of assumed debt. The sellers of the Easton Portfolio, International Place Associates II, Ltd., International Place Associates III, Ltd., and International Place Associates IV, Ltd., (the “Sellers”) were unaffiliated entities at the time of the execution of the purchase and sale agreement. The purpose of this filing is to report Item 7 information regarding the acquisition of the Easton Portfolio.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company. The pro forma operating results included herein include the historical results and related pro forma adjustments to reflect the periods ended December 31, 2002 and June 30, 2003, as if these transactions had been consummated as of the beginning of these periods.

2.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2003 (in 000s)

A)	Adjustments to record the Company’s acquisition of the Easton Portfolio as follows:

	Investments in Real						Additional Paid-in
	Estate, Net	Other Assets, Net	Mortgage Debt		Accrued and Other Liabilities	Common Stock	Capital

Acquisition
Easton Portfolio	$122,996 (i)	$2,928	$46,394	(ii)	$2,210	$4	$77,316 (iii)

TOTAL	$122,996	$2,928	$46,394		$2,210	$4	$77,316

     The costs of the to be acquired properties are allocated to individual properties and intangible assets related to acquired leases based on their respective fair values. The purchase allocation adjustments made in connection with the development of the pro forma condensed consolidated financial statements are based on information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

Footnotes:

i)	The acquisition cost includes the purchase price with closing costs ($115.2 million), debt premiums ($8.5 million), less amounts allocated to acquired lease intangibles ($2.9 million) and including amounts related to the acquired lease obligations ($2.2 million).

ii)	Represents the $76.1 million of assumed debt at fair value (including debt premiums) reduced by $29.7 million of remaining proceeds from our November Offering.

iii)	Represents the net proceeds from the November Offering.

3.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2003 (in 000s)

     The accompanying unaudited pro forma condensed consolidated statement of operations contain certain adjustments, which are explained below to give effect to the acquisition of the Easton Portfolio described in Note 1. The historical combined statement of revenue and certain expenses of the Easton Portfolio exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro forma adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2003 Historical Operations Adjustments

A)	Reflects the pro forma adjustment related to historical operations for the six months ended June 30, 2003:

	REVENUE			OPERATING EXPENSES

		Tenant		Property Operating
		Reimbursements and		And Other Expenses
	Minimum Rent	Other Income	Subtotal	(i)

Easton Portfolio	$5,481	$608	$6,089	$1,851

	INTEREST AND DEPRECIATION

	Interest Expense (ii)	Depreciation and Amortization (iii)

Easton Portfolio	$1,856	$1,787

Footnotes:

(i)	Pro forma property operating and other expenses includes a management fee expense calculated as 2% of minimum rent and tenant reimbursements received ($118).

(ii)	Pro forma interest expense on assumed debt with a fair value of approximately $76.1 million, with an effective interest rate of 5%.

(iii)	Pro forma depreciation expense reflects depreciation based on a 35-year useful life ($1.5 million) and amortization of the intangible assets related to the acquired leases which are amortized over the term of the related leases ($293).

2003 Other Pro-Forma Adjustments:

B)	Pro forma minimum rent includes a pro forma adjustment for straight line rent of $287 and an adjustment to reflect amortization of the acquired lease obligation, related to the market value of acquired leases, of $230.

C)	To adjust the minority interest’s share of income in Keystone Operating Partnership, L.P. (the “Operating Partnership”). As of June 30, 2003, the Company owned approximately 81.4% on a pro forma basis of the common ownership of the Operating Partnership. The adjustment to record the income effect of the minority interest’s share for the six months ended June 30, 2003 in the pro forma statement of operations was computed as follows:

Pro forma revenue	$48,542
Pro forma expenses, including interest expense	37,030
Distributions to preferred shareholders and unitholders	5,576
Gains on sales of assets	3,221
Pro forma equity in income from equity investments	2,863

Pro forma income before minority interest	12,020

Minority interest (18.6%)	(2,234)
Minority interest as reported for the six months ended June 30, 2003	(2,219)

Adjustment required	$(15)

D)	The number of shares used in computing pro forma earnings per share includes only those common shares whose proceeds were used to acquire the Easton Portfolio. The Company issued 4,000,000 common shares in the November offering and approximately 61% or 2,427,191 common shares relate to the $47.6 million of net proceeds used to finance this acquisition.

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002 (in 000s)

     The accompanying unaudited pro forma condensed statement of operations contain certain adjustments, which are explained below to give effect to the acquisition of the properties described in Note 1. The historical statements of revenue and certain expenses of the properties exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro forma adjustments include results of operations for the indicated periods of the properties based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

2002 Historical Operations Adjustments:

A)	Reflects the pro forma adjustments related to the historical operations for the year ended December 31, 2002:

	REVENUE		OPERATING EXPENSES

		Tenant		Property
		Reimbursements and		Operating
	Minimum Rent	Other Income	Subtotal	Expenses(i)

Easton Portfolio	$9,940	$1,322	$11,262	$3,409

	INTEREST & DEPRECIATION

	Interest	Depreciation and
	Expense (ii)	Amortization (iii)

Easton Portfolio	$3,711	$3,574

Footnotes:

(i)	Pro forma property operating and other expenses includes a management fee expense calculated as 2% of minimum rent and tenant reimbursements received ($223).

(ii)	Pro forma interest expense on assumed debt with a fair value of approximately $76.1 million with an effective interest rate of 5%.

(iii)	Pro forma depreciation expense reflects depreciation based on a 35-year useful life ($3.0 million) and amortization of the intangible assets related to the acquired leases which are amortized over the term of the related leases ($587).

2003 Other Pro-Forma Adjustments:

B)	Pro forma minimum rent includes a pro forma adjustment for straight line rent of $451 and an adjustment to reflect amortization of the acquired lease obligation, related to the market value of acquired leases, of $460.

C)	To adjust the minority interest’s share of income in the Operating Partnership. As of December 31, 2002, the Company owned approximately 78.3% on a pro forma basis of the common ownership of the Operating Partnership. The adjustment to record the income effect of the minority interest’s share for the year ended December 31, 2002 in the pro forma statement of operations was computed as follows (in 000s):

Pro forma revenue	$108,674
Pro forma expenses, including interest expense	83,539
Distributions to preferred shareholders and unitholders	9,034
Losses on sales of assets	31,322
Pro forma equity in income from equity investment	899
Income from discontinued operations	900

Pro forma income before minority interest	(13,422)

Minority interest (21.7%)	2,854
Minority interest as reported for the year ended December 31, 2002	3,198

Adjustment required	$(344)

D)	Pursuant to Financial Accounting Standards Board (“FASB”) EITF Topic D-42, “The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock,” the Company has changed its accounting treatment of the offering costs paid with the issuance of its Convertible Preferred Stock, of which $25 million was redeemed in September 2002. In accordance with a recent SEC clarification of this pronouncement these costs, aggregating $411,000, have been included within the loss allocated to preferred shareholder for 2002.

E)	Certain amounts in the 2002 consolidated financial statements have been reclassified in order to conform with the presentation in the 2003 consolidated financial statements. The Company has adopted SFAS No. 145, “Rescission of FASB Statements Nos. 3, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections”, effective January 1, 2003, and reclassified $863 previously reported as an extraordinary item related to early debt extinguishment to interest expense.

F)	The number of shares used in computing pro forma earnings per share includes only those common shares whose proceeds were used to acquire the Easton Portfolio. The Company issued 4,000,000 common shares in the November Offering and approximately 61% on 2,427,191 common shares relate to the $47.6 million of net proceeds used to finance this Acquisition.

INDEPENDENT AUDITORS’ REPORT

To the Board of Trustees and Shareholders of Keystone Property Trust:

     We have audited the accompanying combined statement of revenue and certain expenses of the Easton Portfolio (the “Portfolio”) for the year ended December 31, 2002. This financial statement is the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenue and certain expenses of the Easton Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Keystone Property Trust as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Easton Portfolio.

     In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Easton Portfolio for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

                                                                      /s/ KPMG LLP

Philadelphia, PA
October 31, 2003

EASTON PORTFOLIO
COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
(in 000s)

	For the Six Months Ended	For the Year Ended

	June 30, 2003	December 31, 2002

	(Unaudited)
REVENUE:
Rent	$5,481	$9,940
Tenant Reimbursements	608	1,322

Total Revenue	6,089	11,262

CERTAIN EXPENSES:
Maintenance and Other Operating Expenses	312	446
Real Estate Taxes	978	1,846
Insurance	443	894

Total Certain Expenses	1,733	3,186

REVENUE IN EXCESS OF CERTAIN EXPENSES	$4,356	$8,076

The accompanying notes are an integral part of this financial statement.

EASTON PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS ENDING
JUNE 30, 2003 AND DECEMBER 31, 2002

1. BASIS OF PRESENTATION:

     The combined statements of revenue and certain expenses reflect the operations for the periods presented of the Easton Portfolio (the “Portfolio”). Keystone Property Trust (the “Company”) is expected to acquire the Easton Portfolio for consideration of approximately $115.2 million, including closing costs, and including $67.6 million of assumed debt. The remaining consideration will be funded using a portion of the net proceeds from the Company's November 2003 common share offering.

     The combined statements of revenue and certain expenses have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. These financial statements are not representative of the actual operations of the Portfolio for the periods presented, as certain expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Portfolio have been excluded. Expenses excluded consist of depreciation and amortization, interest, professional fees, management fees and other costs not directly related to the future operations of the Portfolio.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. The ultimate results could differ from those estimates.

     The Portfolio consists of the following 13 properties:

		Leaseable
		Square	Occupancy
Property Address	Location	Feet	June 30, 2003	Major Tenants

1600 N.W. 102 Avenue	Miami, FL	30,465	100%	Great Spring Waters of America
9905 N.W. 17th Street	Miami, FL	116,200	75%	BAX Global Inc.
1665 N.W. 102nd Avenue	Miami, FL	115,700	72%	Associated Farms
10000 N.W. 17th Street	Miami, FL	73,600	100%	Federal Express Corporation
9950 N.W. 17th Street	Miami, FL	148,750	100%	Eagle Global Logistics
10200 N.W. 21st Street	Miami, FL	189,090	100%	Yusen Air and Sea Service
10205 N.W. 19th Street	Miami, FL	262,992	94%	Expeditors International
10000 N.W. 21st Street	Miami, FL	107,659	100%	Federal Express Corporation
10300 N.W. 19th Street	Miami, FL	247,800	100%	Air Express/Lucent Tech
10605 N.W. 21st Street	Miami, FL	100,800	100%	Almar International/Schenker
9825 N.W. 17th Street	Miami, FL	44,981	100%	Arrowmail
1530 N.W. 98th Court	Miami, FL	147,581	100%	Union Transport Corporation
9835 N.W. 14th Street	Miami, FL	147,581	100%	Software Brokers of America

Total		1,733,199

     The accounts of each building noted above are combined in the accompanying statements of revenue and certain expenses for the periods presented.

     The combined statement of revenue and certain expenses for the six months ended June 30, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

EASTON PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS ENDING
JUNE 30, 2003 AND DECEMBER 31, 2002

2. OPERATING LEASES:

     In addition to minimum rent payments, the leases generally provide for the recovery of operating expenses from tenants based on their pro rata share of leased space. These amounts are included as tenant reimbursements in the accompanying combined statements of revenue and certain expenses.

     Rental income under leases in excess of one year in length is recognized using the straight-line method under which contractual rents are recognized evenly over the lease term.

     The following tenant account for greater than 10% of annual minimum rent for the year ended December 31, 2002 (in 000s):

Property	Tenant	Minimum Rent

10205 N.W. 19th Street	Expeditors International	$1,030

		$1,030

     The Portfolio is leased to tenants under operating leases with expiration dates extending to 2015. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002 are as follows (in 000s):

2003	$11,016
2004	11,018
2005	9,022
2006	6,786
2007	6,067
2008 and thereafter	16,889

Total	$60,798